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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 26, 2002

                   STRUCTURED ASSET MORTGAGE INVESTMENTS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Delaware                   333-68542                13-3633241
--------------------------        -----------------       ----------------------
       (STATE OR OTHER               (COMMISSION            (I.R.S. EMPLOYER
         JURISDICTION                FILE NUMBER)          IDENTIFICATION NO.)
      OF INCORPORATION)

383 Madison Avenue
New York, New York                                                10179
--------------------------                                ----------------------
    (ADDRESS OF PRINCIPAL                                      (ZIP CODE)
      EXECUTIVE OFFICES)


Registrant's telephone number, including area code, is (212) 272-2000

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                                       -2-

Item 5. Other Events.

                  The consolidated balance sheets of MBIA Inc. and subsidiaries and MBIA Insurance Corporation and subsidiaries as of December 31, 2001 and December 31, 2000 and the related consolidated statements of income, changes in shareholder's equity and cash flows for each of the three years in the period ended December 31, 2001, incorporated by reference in the prospectus supplement, have been incorporated herein in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

Item 7. Financial Statements, PRO FORMA Financial Information and Exhibits

        (a)   Financial Statements.

        Not applicable.

        (b)   PRO FORMA Financial Information.

        Not applicable.

        (c)      Exhibits

                 ITEM 601(a) OF
                 REGULATION S-K
  EXHIBIT NO.    EXHIBIT NO.         DESCRIPTION
  -----------    -----------         -----------
  1              23                  Consent of PricewaterhouseCoopers LLP,
                                     independent auditors of MBIA Insurance
                                     Corporation with respect to the Structured
                                     Asset Mortgage Investments Trust 2002-4,
                                     Mortgage Pass-Through Certificates, Series
                                     2002-4.




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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized

                                       STRUCTURED ASSET MORTGAGE
                                       INVESTMENTS INC.


                                       By:  /s/ Baron Silverstein
                                            --------------------------
                                       Name:    Baron Silverstein
                                       Title:   Vice President

Dated: September 26, 2002


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                                  EXHIBIT INDEX

               Item 601 (a) of            Sequentially Exhibit
               Regulation S-K             Numbered
Number         Exhibit No.                Description                       Page
------         -----------                -----------                       ----
   1               23                     Independent Auditors'              6
                                          Consent